Exhibit 99.3

1Q 2022 Earnings Call 18 February 2022 21 Exhibit 99.3 (Furnished herewith)

John Deere | 1Q 2022 Earnings Call | February 18, 2022 2 Safe Harbor Statement and Disclosures The earnings call and accompanying material include forward - looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of ne w businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward - looking statements. Actual results m ay differ materially from those projected in these forward - looking statements based on a number of factors and uncertainties, including those related to the effects of the COVID - 19 pandemic. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8 - K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward - looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy an y o f the company’s securities. 22

John Deere | 1Q 2022 Earnings Call | February 18, 2022 3 1Q 2022 Results ($ millions except where noted) $ 9,112 $ 9,569 1Q 2021 1Q 2022 $ 8,051 $ 8,531 1Q 2021 1Q 2022 $ 1,224 $ 903 1Q 2021 1Q 2022 $ 3.87 $ 2.92 1Q 2021 1Q 2022 6% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 5% 26% 25% 23

John Deere | 1Q 2022 Earnings Call | February 18, 2022 4 Production and Precision Ag 1Q 2022 Results $ in millions $ 3,069 $ 3,356 1Q 2021 1Q 2022 Net Sales 9% Operating Profit Comparison $296 ($105) ($101) ($23) $643 $244 $55 $39 ($407) ($49) 1Q 2021 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 1Q 2022 24

John Deere | 1Q 2022 Earnings Call | February 18, 2022 5 Small Ag and Turf 1Q 2022 Results $ in millions $ 2,515 $ 2,631 1Q 2021 1Q 2022 Net Sales 5% Operating Profit Comparison $371 ($14) ($6) ($27) $469 $161 $16 $29 ($239) ($18) 1Q 2021 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 1Q 2022 25

John Deere | 1Q 2022 Earnings Call | February 18, 2022 6 Ag and Turf Industry Outlook – FY 2022 Source: Deere & Company forecast as of 18 February 2022 U.S. and CANADA LARGE AG ~20% EUROPE AG ~5% SOUTH AMERICA AG (tractors and combines) 5 - 10% U.S. and CANADA SMALL AG and TURF Flat ASIA AG Flat 26

John Deere | 1Q 2022 Earnings Call | February 18, 2022 7 Production and Precision Ag Business Segment Outlook Source: Deere & Company forecast as of 18 February 2022 20.2% FY 2021 FY 2022 Fcst $16,509 FY 2021 FY 2022 Fcst Net Sales 21 - 22% Operating Margin 25 - 30% 27

John Deere | 1Q 2022 Earnings Call | February 18, 2022 8 Small Ag and Turf Business Segment Outlook Source: Deere & Company forecast as of 18 February 2022 17.2% FY 2021 FY 2022 Fcst $11,860 FY 2021 FY 2022 Fcst Net Sales 15.5 - 16.5% Operating Margin ~15% 28

John Deere | 1Q 2022 Earnings Call | February 18, 2022 9 Construction and Forestry 1Q 2022 Results $ in millions $ 2,467 $ 2,544 1Q 2021 1Q 2022 Net Sales 3% Operating Profit Comparison $272 ($62) $12 ($132) $26 $9 $268 $177 ($4) ($22) 1Q 2021 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 1Q 2022 29

John Deere | 1Q 2022 Earnings Call | February 18, 2022 10 Construction and Forestry Industry Outlook – FY 2022 Source: Deere & Company forecast as of 18 February 2022 NORTH AMERICA COMPACT CONSTRUCTION EQUIPMENT Flat to up 5% GLOBAL FORESTRY 10 - 15% NORTH AMERICA CONSTRUCTION EQUIPMENT 5 - 10% GLOBAL ROADBUILDING 5 - 10% 30

John Deere | 1Q 2022 Earnings Call | February 18, 2022 11 Construction and Forestry Business Segment Outlook Source: Deere & Company forecast as of 18 February 2022 13.1% FY 2021 FY 2022 Fcst $11,368 FY 2021 FY 2022 Fcst Net Sales 13.5 - 14.5% Operating Margin 10 - 15% 31

John Deere | 1Q 2022 Earnings Call | February 18, 2022 12 Financial Services Net Income – Results and Outlook Source: Deere & Company forecast as of 18 February 2022 $204 $231 1Q 2021 1Q 2022 Quarter Results Fiscal Year Outlook $881 $870 FY 2021 FY 2022 Fcst 32

John Deere | 1Q 2022 Earnings Call | February 18, 2022 13 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) 25 - 27% $6.7 - 7.1B FY 2022 FORECAST Net Operating Cash Flow* $6.2 - 6.6B *Equipment Operations Source: Deere & Company forecast as of 18 February 2022 33

John Deere | 1Q 2022 Earnings Call | February 18, 2022 14 Leap Ambitions 34

John Deere | 1Q 2022 Earnings Call | February 18, 2022 15 JOHN DEERE is uniquely positioned to deliver both ECONOMIC and SUSTAINABLE VALUE for our customers through ADVANCED TECHNOLOGY and SOLUTIONS. 35

John Deere | 1Q 2022 Earnings Call | February 18, 2022 16 INCREMENTAL ADDRESSABLE MARKET OPPORTUNITIES > $ 1 50B PRODUCTION & PRECISION AG Grow engaged, highly engaged and sustainability engaged acres SMALL AG & TURF Accelerate tech stack integration by focusing on connectivity, electrification and autonomy CONSTRUCTION & FORESTRY Deliver electric/hybrid options and increase precision tech adoption Connect 1.5 million machines Demonstrate viable low/no carbon alternative power solutions Grow enterprise recurring revenue to 10% Product Circularity Ag Customer Outcomes Environmental Footprint Safety EXECUTING OUR STRATEGY FINANCIAL & SUSTAINABLE OUTCOMES Equipment Operations OROS at 20% DELIVER ONGOING VALUE TO CUSTOMERS IN ALL THREE BUSINESS SEGMENTS 16 Additional details included in the Appendix 36

John Deere | 1Q 2022 Earnings Call | February 18, 2022 17 Appendix 37

INCREMENTAL ADDRESSABLE MARKET OPPORTUNITY

>$150 BILLION

PRODUCTION & PRECISION AG | **SMALL AG & TURF** | **CONSTRUCTION & FORESTRY**

EXECUTING OUR STRATEGY

Production & Precision Ag

By 2026
- Reach 500 million engaged acres with 50% highly engaged

By 2030
- Ensure 75% of engaged acres are sustainably engaged acres

Small Ag & Turf

By 2026
- Ensure 100% of new Small Ag equipment is connectivity enabled
- Offer an electric option in each Turf and Compact Utility Tractor product family
- Deliver a fully autonomous, battery-powered electric ag tractor

Construction & Forestry

By 2026
- Deliver 20+ electric and hybrid-electric product models
- Increase precision tech adoption
  - Smart Grade™ grade control to 50%
  - Intelligent Boom Control to 100%
  - Precision Roadbuilding Solutions to 85%

DELIVER ONGOING VALUE TO CUSTOMERS IN ALL THREE BUSINESS SEGMENTS

Connect 1.5 million machines by 2026
Demonstrate viable low/no carbon alternative power solutions by 2026
Grow enterprise recurring revenue to 10% by 2030

FINANCIAL & SUSTAINABLE OUTCOMES

Equipment Operations OROS at 20% by 2030

Enhance Ag Customer Outcomes by 2030
- Improve nitrogen use efficiency 20%
- Increase crop protection efficiency 20%
- Reduce 15% of customer CO_2e emissions

Safety by 2026
- Improve Total Recordable Incident Rate 20%

Product Circularity by 2030
- Achieve 95% recyclable product content
- Ensure 65% of product content is sustainable material
- Grow 50% in remanufacturing revenue

Reduce Environmental Footprint by 2030
- 50% of operational CO_2e emissions (Scope 1 & 2)
- 30% of upstream and downstream CO_2e emissions (Scope 3)*
- 15% of waste intensity
- 10% freshwater consumption intensity at water-stressed manufacturing locations

**Includes Deere's material categories – Category 1 and Category 11*

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Leap Ambitions Glossary

Leap Ambitions
The performance and sustainability measures of the John Deere Smart Industrial strategy.
Incremental Addressable Market Opportunity
The new opportunity for all stakeholders across the applicable acres and job sites that John Deere solutions operate in beyond the value creation already unlocked with solutions in the market today.
Engaged Acre
The number of unique acres with at least one operation pass documented in the John Deere Operations Center in the past 12 months.
Highly Engaged Acre
The number of unique acres with documentation of multiple production steps and the use of digital tools to complete multiple value creating activities over a 12 month period.
Sustainably Engaged Acre
The number of unique acres farmed with two or more sustainable John Deere technology solutions or sustainable practices over a 12 month period.
Low/No Carbon Alternative Power Solutions
Innovative emissions-reducing solutions that may include methane, electrification, hydrogen and alternative fuels.
Nitrogen Use Efficiency
The maximization of crop output from applied nitrogen, measured as the amount of nitrogen applied per unit of output (i.e. per bushel).
Crop Protection
Tools, products, and best agronomic practices used to protect crops from the negative impact of weeds, pests, and disease.
Sustainable Material
Material that contains recycled content, renewable material, or is low carbon.

19 John Deere | 1Q 2022 Earnings Call | February 18, 2022

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John Deere | 1Q 2022 Earnings Call | February 18, 2022 20 ($ millions) 1Q 2022 FY 2022 Forecast Cost of Sales (percent of Net Sales) 78% ~73% Selling, Administrative and General Expenses 1% ~9% Research and Development Expenses 10% ~17% Capital Expenditures ~ $1,175 Pension/OPEB Expenses ~ $20 Pension/OPEB Contributions ~ $1,225 Other Financial Information Equipment Operations Source: Deere & Company forecast as of 18 February 2022 40

John Deere | 1Q 2022 Earnings Call | February 18, 2022 21 January 2022 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 2% More than the industry 2WD Tractors (40 < 100 PTO hp) 1% More than the industry 2WD Tractors (100+ PTO hp) 26% More than the industry 4WD Tractors 1% Double digits Combines 3% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2022 2021 2WD Tractors (100+ PTO hp) 15% 28% Combines 7% 12% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 41

John Deere | 1Q 2022 Earnings Call | February 18, 2022 22 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Single digit Construction and Forestry First - in - the - Dirt Settlements Single digit Single digit January 2022 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Low double digits Combines Single digit * Based on internal sales reports 42

John Deere | 1Q 2022 Earnings Call | February 18, 2022 23 Deere Use - of - Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low - cost and readily available short - and long - term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value - creating investments in our businesses Consistently and moderately raise dividend targeting a 25 - 35% payout ratio of mid - cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 43

John Deere | 1Q 2022 Earnings Call | February 18, 2022 24 Deere & Company’s 2Q 2022 earnings call is scheduled for 9:00 a.m. central time on Friday, 20 May 2022. 44

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